SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): JANUARY 20, 2005

VERTIS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE

On January 20, 2005, Vertis, Inc. announced that it has acquired Elite Mailing and Fulfillment Services, Inc. (“Elite”), a full-service lettershop and mail presorting facility based in Bellmawr, New Jersey.  Elite has been a strategic partner of Vertis, Inc. since 1996.  Elite does not meet the requirements of a significant subsidiary under Regulation S-X Rule 11-01(b) and therefore disclosure of the Elite acquisition is not required under Item 2.01 to this Current Report on Form 8-K.  A copy of the press release announcing the acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.  Vertis does not intend for this exhibit to be incorporated by reference into future filings under the Securities Act of 1933.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1      Press Release, dated January 20, 2005, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: President and Chief Financial Officer

Date:  January 25, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 20, 2005, issued by Vertis, Inc.